SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2006

                            IMPLANTABLE VISION, INC.

             (Exact name of registrant as specified in its charter)



           UTAH                  0-10315               95-4091368
     (State or other         (Commission            (I.R.S. Employer
     jurisdiction of          File Number            Identification #)
     incorporation)

         25730 Lorain Road, North Olmsted, Ohio         44070
        (Address of principal executive offices)      (Zip Code)

   Registrant's telephone number, including area code: (212)-835-6198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     An unrelated party has loaned Implantable Vision, Inc. the sum of $650,000 as a commercial loan bearing interest at 5% payable on August 25, 2007. Proceeds are being used for working capital.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


        A.  Financial Statements - None

        B.  Exhibits - 10.1  Promissory Note


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            IMPLANTABLE VISION, INC.
                    ----------------------------------------
                                  (Registrant)

                            Dated: September 21, 2006

                               /s/William Rozakis
             ------------------------------------------------------
                           William Rozakis, Secretary